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                                                                   EXHIBIT 10.88


                               FIRST AMENDMENT TO
                               PURCHASE AGREEMENT
                                     BETWEEN
                MATSUSHITA KOTOBUKI ELECTRONICS INDUSTRIES, LTD.
                                       AND
                               MAXTOR CORPORATION
                               DATED APRIL 2, 2001


This First Amendment ("Amendment") to Purchase Agreement between Matsushita Kotobuki Electronics Industries, Ltd. ("MKE") and Maxtor Corporation ("Maxtor") dated April 2, 2001 ("Purchase Agreement") is entered into by and between MKE and Maxtor.

WHEREAS, the Purchase Agreement between MKE and Maxtor is due to terminate on November 2, 2001 unless otherwise renewed by the parties.

WHEREAS, MKE and Maxtor are desirous of continuing their business relationship contemplated in the Purchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. The term of the Purchase Agreement shall be extended such that the Purchase Agreement will terminate, unless otherwise renewed by the parties, on November 2, 2002, and the parties will continue their good faith discussions regarding manufacturing activities by MKE for Maxtor under the Purchase Agreement through that date.

2. All the terms of the Purchase Agreement shall continue to apply to the transactions between MKE and Maxtor except for those terms which are amended by this Amendment.

3.  This Amendment shall be effective as of November 2, 2001 retroactively.


MATSUSHITA KOTOBUKI ELECTRONICS         MAXTOR CORPORATION
INDUSTRIES, LTD.


By: /s/ TAKAO KANAMURA                  By: /s/ PAUL TUFANO
    ----------------------------------      ------------------------------------
    Takao Kanamura                          Paul Tufano

Title: Senior Managing Director         Title: Chief Operating Officer and
                                               Chief Financial Officer

Date: March 8, 2002                     Date: March 15, 2002
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